MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED SEPTEMBER 28, 2009 TO

PROSPECTUS DATED JULY 31, 2009

Effective October 1, 2009, Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, will be reorganized into The Northern Trust Company of Connecticut (“NTCC”), also a subsidiary of Northern Trust Corporation. At that time, NTCC will assume the responsibilities of NTGA as co-investment adviser under the advisory agreement with Northern Funds (the “Trust”) with respect to the Funds. The fees payable by the Trust under the agreement, the personnel who manage the Funds and the services provided to the Funds remain unchanged as a result of the assumption of these responsibilities. NTCC will also assume the responsibilities of NTGA under sub-advisory agreements with each of the sub-advisers to the Funds.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTSPTMMF	(9/09)

NORTHERN FUNDS PROSPECTUS